UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 7, 2016

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 9, 2016, Twitter, Inc. (“Twitter”) announced that it had appointed Anthony Noto, Twitter’s current Chief Financial Officer, as Chief Operating Officer, effective immediately. As Chief Operating Officer, Mr. Noto will continue to lead the live content business and assume responsibility for Twitter’s revenue-generating organizations, including global advertising sales, data, revenue product and MoPub, as well as global partnerships and business development. The current leadership team responsible for these respective areas will now report to Mr. Noto, including Matt Derella, Twitter’s Vice President of Global Revenue and Operations. Mr. Noto will also continue his role as Chief Financial Officer until a successor is appointed. Twitter has initiated a search to identify a new Chief Financial Officer.

Mr. Noto will succeed Adam Bain, who notified Twitter of his final decision to resign on November 7, 2016. Mr. Bain will remain at Twitter in the coming weeks to assist with the transition of the Chief Operating Officer role.

Mr. Noto’s biographical information and business experience as well as a description of his employment and compensation arrangements is set forth in Twitter’s proxy statement filed with the Securities Exchange Commission on April 15, 2016 and such descriptions are incorporated herein by reference.  There have been no material changes to the information regarding Mr. Noto since that time.

There are no arrangements or understandings between Mr. Noto and any other persons pursuant to which he was selected as Chief Operating Officer. There are also no family relationships between Mr. Noto and any director or executive officer of Twitter and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 7.01  Regulation FD.

On November 9, 2016, Twitter issued a press release announcing Mr. Noto’s appointment as Chief Operating Officer and Mr. Bain’s resignation. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 on this Form 8-K, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press release issued by Twitter, Inc. dated November 9, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWITTER, INC.

By:	/s/ Vijaya Gadde
Vijaya Gadde General Counsel & Secretary

Date:  November 9, 2016

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Twitter, Inc. dated November 9, 2016.